UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2018

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1985 Douglas Drive North, Golden Valley, Minnesota	55422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 954-5204

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Information Statement (the “Information Statement”) filed as Exhibit 99.1 to Amendment No. 2 to the Registration Statement on Form 10 (File No. 001-38635) (the “Form 10”) of Resideo Technologies, Inc. (“Resideo,” and together with its consolidated subsidiaries, “we,” “us,” “our,” or the “Company”), on or prior to October 29, 2018, the persons set forth in the table below assumed their positions as directors on the Company’s Board of Directors (the “Board”). Also on or prior to October 29, 2018, Jack R. Lazar (committee chair), Niccolo Mcleod De Masi and Paul F. Deninger assumed positions as members of the Audit Committee; Sharon Wienbar (committee chair), Niccolo Mcleod De Masi and Nina L. Richardson assumed positions as members of the Compensation Committee; Paul F. Deninger (committee chair), Roger B. Fradin and Andrew C. Teich assumed positions as members of the Finance Committee; Nina L. Richardson (committee chair), Andrew C. Teich and Sharon Wienbar assumed positions as members of the Nominating and Governance Committee; and Andrew C. Teich (committee chair), Roger B. Fradin, Niccolo Mcleod De Masi, Paul F. Deninger and Jack R. Lazar assumed positions as members of the Innovation and Technology Committee. Each director will hold office until a successor is elected and qualified or until the director’s death, resignation or removal.

Name	Age	Member of the Board and Committee Appointments
Roger B. Fradin	65	Chairman of the Board and member of the Finance Committee and Innovation and Technology Committee
Michael G. Nefkens	48	Director
Paul F. Deninger	60	Director and member of the Audit Committee, Finance Committee and Innovation and Technology Committee
Niccolo Mcleod De Masi	37	Director and member of the Audit Committee, Compensation Committee and Innovation and Technology Committee
Jack R. Lazar	53	Director and member of the Audit Committee and Innovation and Technology Committee
Nina L. Richardson	59	Director and member of the Compensation Committee and Nominating and Governance Committee
Andrew C. Teich	57	Director and member of the Finance Committee, Nominating and Governance Committee and Innovation and Technology Committee
Sharon Wienbar	56	Director and member of the Compensation Committee and Nominating and Governance Committee

As previously reported in the Information Statement, effective on October 29, 2018, the following persons were appointed as executive officers of the Company as set forth beside each person’s name:

Name	Age	Position(s)
Michael G. Nefkens	48	President and Chief Executive Officer
Robert B. Aarnes	49	President, ADI
Michael D. Flink	58	Executive Vice-President and Chief Sales and Marketing Officer
Stephen M. Kelly	50	Executive Vice-President and Chief Human Resources Officer
Jeannine J. Lane	57	Executive Vice-President, General Counsel and Corporate Secretary
Joseph D. Ragan III	57	Executive Vice-President and Chief Financial Officer

Information regarding the background of each director and executive officer of the Company is included in the Information Statement under the caption “Management and Board of Directors,” of which pertinent pages 125 through 128 are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

On October 28, 2018, Ms. Jacqueline W. Katzel resigned as a director of the Company and ceased to serve as President of the Company immediately prior to the appointment of Mr. Nefkens, as disclosed above.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the previously announced complete legal and structural separation and distribution to its stockholders of all the outstanding shares of Resideo in a tax free spin-off (the “Spin-Off”), on October 29, 2018, the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) and the Amended and Restated By-laws of the Company (the “By-laws”), in the form each of which was last filed as an exhibit to the Company’s Form 10, became effective. The Charter and the By-Laws were previously approved by the Board of the Company and Honeywell International Inc. (“Honeywell”), in its capacity as sole stockholder of the Company.

A summary of the material provisions of the Charter and By-Laws can be found in the section titled “Description of Our Capital Stock” of the Information Statement, of which pertinent pages 148 through 151 are included as Exhibit 99.2 to this Current Report on Form 8-K and are deemed incorporated herein by reference. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter and By-laws, which are included as Exhibits 3.1 and 3.2 and incorporated herein by reference.

Item 8.01. Other Events.

Completion of Spin-Off

On October 29, 2018 Honeywell completed the previously announced Spin-Off of the Company. The distribution was paid in the amount of one share of the Company’s common stock, par value $0.001 per share, for every six shares of Honeywell common stock, par value $1.00 per share (the “Distribution”), owned by Honeywell’s stockholders as of 5:00 p.m. New York City time on October 16, 2018, the record date of the Distribution.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated By-laws of the Company.

99.1	Pertinent pages 125 through 128 from Exhibit 99.1 to Amendment No. 2 to the Company’s Registration Statement on Form 10 (File No. 001-38635), dated and filed with the Securities and Exchange Commission on October 2, 2018.

99.2	Pertinent pages 148 through 151 from Exhibit 99.1 to Amendment No. 2 to the Company’s Registration Statement on Form 10 (File No. 001-38635), dated and filed with the Securities and Exchange Commission on October 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2018	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Jeannine J. Lane
Name: Jeannine J. Lane Title: Executive Vice-President, General Counsel and Corporate Secretary